EXHIBIT 10.26
___________________________

             STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is entered into as of March 7, 1997, by and between Media Entertainment, Inc., a Nevada corporation with offices at 8748 Quarters Lake Road, Baton Rouge, Louisiana 70809 ("MEI"), and
Michael Cohn, an individual resident of the State of Louisiana ("Cohn"), in light of the following facts:

1. MEI, through subsidiaries, is engaged in the Wireless Cable Television, Community Television and Wireless Internet industries;

2.  Cohn desires to acquire shares of Common Stock of  MEI; and

3.  MEI desires to issue shares of its Common Stock to Cohn.

WITNESSETH:

THEREFORE, the Agreement of the parties, the promises of each being consideration for the promises of the other:

I.  DEFINITIONS

Whenever used in this Agreement, the following terms shall have the meanings set forth below, including the exhibit hereto or amendments hereof.

(a) "Agreement" shall mean this Stock Purchase Agreement and all exhibits hereto or amendments hereof.

(b) "Cohn" shall mean Michael Cohn, an individual resident of the State of Louisiana.

(c) "MEI" shall mean Media Entertainment, Inc., a Nevada corporation, and its subsidiaries: (1) Winter Entertainment, Inc., a Delaware corporation; and
(2) Missouri Cable TV Corp., a Louisiana corporation.

(d) "Knowledge of MEI" or matters "known to MEI" shall mean matters actually known to the Board of Directors or officers of MEI, or which reasonably should be or should have been known by them upon reasonable investigation.

(e) "Securities Act" shall mean the Securities Act of 1933, as amended, and includes the rules and regulations of the Securities and Exchange
Commission promulgated thereunder, as such shall then be in effect.

Any term used herein to which a special meaning has been ascribed shall be construed in accordance with either (1) the context in which such term is used, or (2) the definition provided for such terms in the place in this Agreement at which such term is first used.

II.  DISCLOSURES

A copy of a Registration Statement on Form S-1 to be filed by MEI with the Securities and Exchange Commission, which document includes information with respect to MEI's business and prospects, is attached hereto as Exhibit "A" and incorporated herein by this reference. Cohn hereby acknowledges that it has examined Exhibit "A", has had the opportunity to ask questions of, and receive answers from, the principals of MEI regarding matters contained in Exhibit "A" and otherwise investigate the matters contained in Exhibit
"A".

III.  PURCHASE AND SALE

MEI hereby sells to Cohn and Cohn hereby buys from MEI 20,000 shares of the $.0001 par value Common Stock of MEI, at the price and subject to all of the terms and conditions set forth herein.

IV.  PURCHASE PRICE - PAYMENT

Cohn shall deliver to MEI the sum of $50,000 in payment of the 20,000 shares of MEI Common Stock purchased by Cohn hereunder, a per share price of $2.50, which payment shall be delivered as provided in paragraph VI hereinbelow.

V.  ISSUANCE OF THE COMMON STOCK

MEI shall cause the 20,000 shares of its Common Stock purchased and sold hereunder to be issued and delivered herewith.

VI.  THE EXCHANGE

MEI is delivering, along with an executed copy of this Agreement, a stock certificate representing 20,000 shares of its Common Stock. Upon execution by Cohn of this Agreement, Cohn agrees to deliver forthwith the sum of $50,000 required to be delivered pursuant to paragraph IV hereinabove.

VII.  REPRESENTATIONS AND WARRANTIES OF MEI

MEI represents and warrants to Cohn:

(a) Organization and Corporate Authority. MEI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in all jurisdictions where the ownership of property or maintenance of an office would require qualification. MEI has all requisite corporate power and authority, governmental permits, consents, authorizations, registrations, licenses and memberships necessary to own its property and to carry on its business in the places where such properties are now owned and operated or such business is being conducted.

(b) Subsidiaries. Media Entertainment, Inc., the issuer of the Common Stock sold hereunder, has two subsidiary corporations: (1) Winter Entertainment, Inc., a Delaware corporation; and (2) Missouri Cable TV Corp., a Louisiana corporation.

(c) Options, Warrants and Rights. MEI has no outstanding options, warrants or rights, conversion rights or other agreements for the purchase or acquisition from MEI of any shares of its capital stock not otherwise disclosed in Exhibit "A" attached hereto.

(d) Issuance of the Common Stock. The shares of Common Stock of MEI, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of any liens or encumbrances and, to the knowledge of MEI, will be issued in compliance with applicable state and federal laws.

(e) Financial Condition. MEI is a development stage company without significant revenues and has, since inception, operated at a loss.

(f) Undisclosed or Contingent Liabilities. To the best knowledge of MEI and to its officers and directors, MEI has no material liabilities not reflected in Exhibit "A", and, to the best knowledge of the officers and directors of MEI, MEI has no contingent liabilities.

(g) Litigation. Except as described in Exhibit "A" attached hereto, MEI is not a party to any suit, action, proceeding, investigation or labor dispute (collectively "actions") pending or currently threatened against it other than administrative matters arising in the ordinary course of business and which, if determined against MEI would result in a materially adverse effect.

(h) Compliance with Agreements. The execution and performance of this Agreement will not result in any violation or be in conflict with any agreement to which MEI is a party.
(i) Title to Property and Assets. MEI has good and marketable title to its properties and assets free and clear of all mortgages, liens, security interests and incumbrances, except (1) as described in Exhibit "A", (2) for liens for current taxes not yet delinquent and (3) for liens imposed by law or incurred in the ordinary course of business.

(j) Franchises, Permits, etc. To the knowledge of MEI, it has all franchises, permits, licenses, orders and approvals of any federal, state, local or foreign government of self regulatory body (collectively, the "Permits") that are material to or necessary for the conduct of its business.

(k) Governmental Consents. To the knowledge of MEI, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of MEI is required in connection with the valid execution, delivery and performance of this Agreement, except for the possible filing of a Notice under Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and any filings required by applicable state securities laws, all of which shall be properly and timely filed by MEI.

(m) Authorization. All corporate action on the part of MEI and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, for the performance of MEI's obligations hereunder and for the issuance and delivery of the Common Stock has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of MEI.

VIII.  REPRESENTATIONS AND WARRANTIES OF COHN

(a) Cohn represents and warrants to MEI that he is under no legal disability with respect to entering into this Agreement.

(b) Cohn represents and warrants that it is an "accredited investor" with the meaning of that term as used in Rule 501 of Regulation D of the Rules and Regulations of the Securities and Exchange Commission and is capable, through experience and financial strength, to make and understand an investment decision leading to the purchase of the Common Stock of MEI contemplated herein.

(c) Cohn represents and warrants that the shares of Common Stock, are being purchased by him solely for his own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others.

(d) Cohn further consents to the placement of the following legend, or a legend similar thereto, on the certificates representing shares of Common
Stock:

THESE SECURITIES, AND THE SECURITIES INTO WHICH THEY
MAY BE CONVERTED, HAVE BEEN ISSUED IN RELIANCE UPON
THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION
4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY
NOT BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL
SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT
ANY SUCH PROPOSED TRANSFER IS IN ACCORDANCE WITH ALL
APPLICABLE LAWS, RULES AND REGULATIONS.

IX.  MISCELLANEOUS

Survival of Covenants. Unless otherwise waived as provided herein, all covenants agreements, representations and warranties of the parties made in this Agreement and in the financial statements or other written information delivered or furnished in connection therewith and herewith shall survive the Exchange hereunder, and shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

Governing Law. This Agreement shall be deemed to be a contract made under, governed by and construed in accordance with the substantive laws of the State of Louisiana.

Counterparts. This Agreement may be executed simultaneously in counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same documents.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

Entire Agreement. This Agreement, the other agreements and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

"MEI":
MEDIA ENTERTAINMENT, INC.
By: /s/ David M. Loflin
David M. Loflin
President

"COHN":
/s/ Michael Cohn
Michael Cohn